UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 6 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Reference is made to the Current Report on Form 8-K filed on December 11, 2014, and to Note 4 – Short-term Debt and Liquidity to the financial statements under Part II, Item 8. Financial Statements and Supplementary Data of the Annual Report on Form 10-K for the year ended December 31, 2015, of registrants Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”) and Ameren Illinois Company (“Ameren Illinois”) for a discussion of the 2014 Credit Agreements (as defined below).

On December 7, 2016, Ameren and Ameren Missouri (together, the “Missouri Borrowers”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into an Amended and Restated Credit Agreement (the “Amended Missouri Credit Agreement”) that amended and restated the $1 billion multi-year, senior unsecured revolving Credit Agreement, dated as of December 11, 2014, among the parties thereto (the “2014 Missouri Credit Agreement”). Also on December 7, 2016, Ameren and Ameren Illinois (together, the “Illinois Borrowers”, and the Illinois Borrowers and the Missouri Borrowers, being, collectively, the “Borrowers”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into an Amended and Restated Credit Agreement (the “Amended Illinois Credit Agreement” and together with the Amended Missouri Credit Agreement, the “Amended Credit Agreements”) that amended and restated the $1.1 billion multi-year, senior unsecured revolving Credit Agreement, dated as of December 11, 2014, among the parties thereto (the “2014 Illinois Credit Agreement” and, together with the 2014 Missouri Credit Agreement, the “2014 Credit Agreements”).

The Amended Credit Agreements extended the maturity date of the commitments under the 2014 Credit Agreements from December 11, 2019 to December 7, 2021. The maturity date under each Amended Credit Agreement may be further extended for two additional one-year periods if so requested by the applicable Borrowers and agreed to by the requisite lenders (such maturity date, as it may be extended from time to time, the “Final Maturity Date”). The maximum borrowing limits for each of the Borrowers under the Amended Credit Agreements remain unchanged at $700 million for Ameren and $800 million for Ameren Missouri, in the case of the Amended Missouri Credit Agreement, and $500 million for Ameren and $800 million for Ameren Illinois, in the case of the Amended Illinois Credit Agreement. Borrowings by Ameren will be due and payable no later than the Final Maturity Date, while borrowings by Ameren Missouri and Ameren Illinois will be due and payable no later than the earlier of the Final Maturity Date or 364 days after the date of such borrowing (subject to the right of each such Borrower to reborrow in accordance with the terms of the applicable Amended Credit Agreement). The maximum amount of letters of credit issuable under the Amended Credit Agreements also remains unchanged at $275 million, in aggregate among the Missouri Borrowers, in the case of the Amended Missouri Credit Agreement, and $250 million, in aggregate among the Illinois Borrowers, in the case of the Amended Illinois Credit Agreement. At closing, the Borrowers had received commitments from lenders to issue letters of credit of up to $100 million under each of the Amended Credit Agreements.

Consistent with the 2014 Credit Agreements, the Amended Credit Agreements provide for revolving loan interest rates to be calculated, at the election of each Borrower, at either the alternate base rate plus the margin applicable to the particular Borrower or the Eurodollar rate plus the margin applicable to the particular Borrower. The applicable margin will continue to be determined based on the particular Borrower’s senior long-term unsecured credit ratings from each of Moody’s and S&P. In addition, a commitment fee shall be payable quarterly on the aggregate commitments.

The Amended Credit Agreements continue to require compliance by the Borrowers with a number of covenants similar to those under the 2014 Credit Agreements, provided that the covenants in the Amended Illinois Credit Agreement have been modified to (i) remove any restrictions on the Illinois Borrowers’ investments in project finance subsidiaries and special purpose companies, (ii) remove the limitation on the aggregate outstanding dollar amount of liens that may be secured under Ameren Illinois first mortgage bonds, and (iii) remove any requirement that Ameren maintain a minimum ratio of consolidated funds from operations plus interest expense to consolidated interest expense. In addition, under the Amended Credit Agreements, the requirement that the lenders be equally and ratably secured by certain liens from time to time granted by the Borrowers has also been removed.

Consistent with the 2014 Credit Agreements, neither Ameren nor Ameren Illinois shall be liable for or guarantee the obligations of the other under the Amended Illinois Credit Agreement and neither Ameren nor Ameren Missouri shall be liable for or guarantee the obligations of the other under the Amended Missouri Credit Agreement.

The foregoing description of the Amended Credit Agreements is qualified in its entirety by reference to the full text of the Amended Credit Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the Amended Credit Agreements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

10.1	Amended and Restated Credit Agreement, dated as of December 7, 2016, by and among Ameren, Ameren Missouri and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.2	Amended and Restated Credit Agreement, dated as of December 7, 2016, by and among Ameren, Ameren Illinois and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: December 8, 2016

Exhibit Index

Exhibit Number	Title

10.1	Amended and Restated Credit Agreement, dated as of December 7, 2016, by and among Ameren, Ameren Missouri and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.2	Amended and Restated Credit Agreement, dated as of December 7, 2016, by and among Ameren, Ameren Illinois and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.